
康迪 KANDI
发 展 中 的 康 迪
DEVELOPING KANDI

Kandi Technologies Corporation
(NASDAQ: KNDI)

September 2012

Safe Harbor Statement

Information Regarding Forward-Looking Statements: Except for historical information contained herein, the statements made in the presentation are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and risks inherent in our operations. These and other risks are described in Kandi Technologies Corporation's filings with the Securities and Exchange Commission.

Company Profile

Kandi Technologies, Corp. is a publicly traded company listed on the NASDAQ Global Market. The Company's primary office is located in Jinhua City in Zhejiang Province, China. Our current business is conducted primarily through our wholly-owned subsidiaries, including Zhejiang Kandi Vehicles Co., Ltd., Jinhua Three Parties New Energy Vehicles Service Co., Ltd., Jinhua Kandi New Energy Vehicles Co., Ltd. and Yongkang Scrou Electric Co., Ltd. We design, develop, manufacture, and commercialize all-terrain vehicles ("ATVs"), go-karts, and specialized automobiles, such as pure electric vehicles ("EVs") for the P.R.C. and global markets. Our subsidiary, Zhejiang Kandi Vehicles Co., Ltd. ("Kandi Vehicles"), located on Lakes Pond in Jinhua City, is a nationally recognized high-tech enterprise by the Chinese government and is ranked as a "Top 500" company in the Machinery Industry in China. It is also a member of the U.S.-China Clean Vehicle Consortium and one of the largest all-terrain vehicles manufacturers in the world. We manufacture more than 50 vehicle models in the five categories of electric vehicles, go-karts, ATVs, three-wheeled motorcycles and UTVs. All our products strictly conform to ISO90001: 2008 quality management and national industry standards and we have the required certification to sell our products in the U.S. and the EU.




康迪 KANDI

Two Modes of Pure EV Leasing in Hangzhou

1. Long Term Leasing
2. Time-Sharing Leasing

As a consequence of the rapid economic development and fast-paced urbanization of China, traffic congestion, scarce parking, environmental contamination and energy shortage problems have affected daily life severely, stifling the healthy operation of urban traffic and restricting sustainable development of the economy. Therefore, Kandi has proposed an innovative new business model, namely, "the pure electric vehicle rental model for public transportation" as a way of alleviating urban traffic pressure and scarcity of parking. The new model also aims to conquer obstacles to EV development and to promote a remarkable transportation revolution.

Five Major Obstacles to EV Industrialization

1. High cost
2. Short driving range
3. Long charging time
4. Limited or no charging facilities
5. Battery maintenance and pollution

Four Major Problems In Urban Areas

1. Traffic congestion
2. Scarce parking
3. Environmental contamination
4. Energy crisis






我真的找不到地方……



Three Major Wastes of Resources

1. Wasted parking resources
2. Wasted road resources
3. Wasted vehicle resources

Wasting Vehicle Resources



5%
25%
70%
Only 1 person in car
2-3 persons in car
4-5 persons in car

Wasting Parking Resources



10%
90%
Parking Time
Driving Time

Wasting Road Resources



20%
50%
30%
Road for normal driving
Road for commuters' driving
Road for normal and commuters' driving

Two Major Misunderstandings Regarding EV Development

1. If we don't start today and base development upon today's circumstances - - and focus only upon future possibilities - - then we will never reach the future.

2. If we want EVs to replace traditional vehicles, then we have to sort out how we position ourselves.

A Sound Model for Developing an EV Market

Introduction of a network system for EV leasing as a model for public transportation

Individually driven Pure EVs will be utilized in this system, connected with an automated charging parking system, which will be distributed to airports, train stations, business centers, selected residential areas and other places that are the focus of commuter traffic. The network system will provide EV rental service to individual drivers in and around the city. The network system also will provide centralized management of EV maintenance, and battery charging to dispersed self-service users. The EV rental station is the basic unit of the network system, providing a variety of services and transactions - - such as charging, maintenance, battery recycling and other services related to the rental of EVs.

A Sound Model Will Resolve the Following Problems

1. Overcome the five major "obstacles" previously cited

2. Alleviate the four major problems in urban areas

3. Reduce the three major wastes of resources

4. Avoid the two major misunderstandings previously cited


康迪 KANDI
发展电动车产业，倡导绿色城市
缓解城市交通堵塞、推动城市交通革命
提倡绿色出行缓解城市交通污染
中国第一座全自动充电式立体停车库
本产品由
浙江康迪车业有限公司
联合研发

EV Network System Information Flow



Information flow
0. Demand
consulting
1. Registering
account opening
central operation
management system
approving
2. Renting
3. Driving
locating
paying
4. Return

Demonstration of Automated EV Parking System



Kandi EV Product Portfolio Overview



KD28E



KD5011



KD08E



KD5020



KD5012



KD5021X



KD5021C

Kandi EV Product Portfolio Overview

康迪 KANDI

New Four Door EV Model

"Kandi Mini"


electric mini

Kandi EV Product Portfolio Overview

Model In Development

"City Beauty"



Kandi EV Product Portfolio Overview

康迪 KANDI

Model
In Development

"City Cowboy"



Basic Parameters of “Kandi Mini”

1. Overall dimension of vehicle: 2771mm1538mm1627mm
2. Wheel base :1880 mm
3. Wheel tread (front/rear): 1286mm/1294mm
4. Curb weight: 900kg
5. Rated load: 180kg
6. Maximum speed: ≥80km/h
7. Maximum gradeability: ≥20%
8. Driving range: >150km
9. KM power consumption: : ≤10KWh
10. Emission standard: 0
11. Electromotor: AC induction motor

Recent Events

- On August 11th, 2012, the Hangzhou pure EV rental program started its trial program with local residents. Hangzhou Electric Vehicle Industry Development Ltd. Co. began to accept individual registrations and reservations for the pure EV rental program.

- On August 10th, 2012, Kandi signed a cooperation framework agreement with Zhejiang Guoxin Vehicle Leasing Co., Ltd in Hangzhou to promote the public transportation project of EV rentals in Hangzhou.

- On August 10th, 2012, Kandi participated in the 2012 China International Green Vehicle Industry Expo in Hangzhou, and showcased for the first time the "smart" vertical parking system with charging stations for EVs, with systems for charging and exchanging batteries jointly developed by the Company and Zhejiang Leimeng Machinery and Equipment Co., Ltd.

- On July 13th, 2012, the Company signed a framework agreement with the government of Weifang Binhai Economic Development Zone in Wei Fang City of Shandong Province, under which Kandi intends to invest in and establish a project company that will have the capacity to produce key components and parts for 100,000 electrical vehicles annually.

- On May 1st, 2012, Kandi participated in a seminar in Beijing with top Chinese government officials and other environmental and transportation experts to review a nine-month long feasibility study of Kandi's innovative plan for a comprehensive Pure EV rental system for reducing traffic, parking and pollution problems in cities throughout China.

- On April 23rd, 2012, the Chairman and CEO of Kandi, Mr. Xiaoming Hu, transferred to Kandi his personally owned intellectual property rights relating to eleven key pure electric vehicle (EV) patents.

Strategic Target

We aim to be the leader in the field of electric vehicles and the main driving force in promoting the revolution in urban transportation worldwide.

Contact Information

Company Contact:

U.S.A.:

Kewa Luo
IR Representative
Kandi Technologies Corp.
IR@kandigroup.com
1-212-551-3610

China:

Kandi Technologies, Corp.
86-579-82239856

Website: http://www.kandivehicle.com